EXHIBIT 99-1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13G (including any and all amendments thereto) with respect to the Common Stock, par value $0.10 per share, of SWS Group, Inc., and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filings.

The undersigned further agree that each party hereto is responsible for the timely filing of such Statement on Schedule 13G and any amendments thereto, and for the accuracy and completeness of the information concerning such party contained therein; provided, however, that no party is responsible for the accuracy or completeness of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.

This Joint Filing Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of February 14, 2014.

NEXPOINT CREDIT STRATEGIES FUND

	By:	/s/ Ethan Powell
	Name:	Ethan Powell
	Title:	President

NEXPOINT ADVISORS, L.P.

By:	NexPoint Advisors GP, LLC, its general partner

	By:	/s/ James D. Dondero
Name: James D. Dondero
Title: President

NEXPOINT ADVISORS GP, LLC

	By:	/s/ James D. Dondero
	Name:	James D. Dondero
	Title:	President

HIGHLAND SELECT EQUITY FUND, L.P.

By: Highland Select Equity Fund GP, L.P., its general partner

By: Highland Select Equity, LLC, its general partner

By: Highland Capital Management, L.P., its general partner

By: Strand Advisors, Inc., its general partner

	By:	/s/ James D. Dondero
Name: James D. Dondero
Title: President

HIGHLAND SELECT EQUITY FUND GP, L.P.

By: Highland Select Equity, LLC, its general partner

By: Highland Capital Management, L.P., its general partner

By:	Strand Advisors, Inc., its general partner

	By:	/s/ James D. Dondero
Name: James D. Dondero
Title: President

HIGHLAND SELECT EQUITY, LLC

By: Highland Capital Management, L.P., its general partner

By:	Strand Advisors, Inc., its general partner

	By:	/s/ James D. Dondero
Name: James D. Dondero
Title: President

HIGHLAND CAPITAL MANAGEMENT, L.P.

By: Strand Advisors, Inc., its general partner

	By:	/s/ James D. Dondero
Name: James D. Dondero
Title: President

STRAND ADVISORS, INC.

	By:	/s/ James D. Dondero
	Name:	James D. Dondero
	Title:	President

/s/ James D. Dondero
James D. Dondero